CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Tony Shahbaz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of I/OMagic Corporation on Form 10-Q/A for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of I/OMagic Corporation.


                                  By:  /s/ Tony Shahbaz
                                       -----------------
                                  Name:    Tony Shahbaz
                                  Title:   President and
                                           Chief Executive Officer



I, Steve Gillings, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of I/OMagic Corporation on Form 10-Q/A for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of I/OMagic Corporation.


                                  By:  /s/ Steve Gillings
                                       ------------------
                                  Name:     Steve Gillings
                                  Title:     Chief Financial Officer